Fulton Financial Corporation

Raymond James and Associates
Institutional Investors Conference

March 8-11, 2009

(Data as of December 31, 2008)

The following presentation may contain forward-looking statements about Fulton Financial Corporation’s financial condition, business, strategies, products and services. Forward-looking statements are encouraged by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements reflect the
Corporation’s current views and expectations based largely on information currently available to its management, and on its current expectations, assumptions, plan, estimates, judgments, and projections about its business and its industry, and they involve inherent risks, contingencies, uncertainties and other factors.
Although the Corporation believes that these forward-looking statements are based on reasonable estimates and assumptions, the Corporation is unable to provide any assurance that its expectations will, in fact, occur or that its estimates or assumptions will be correct and actual results could differ materially from those expressed or implied by such forward-looking statements and such statements are not guarantees of future performance. The Corporation undertakes no obligation to update or revise any forward-looking statements.
Accordingly, investors and others are cautioned not to place undue reliance on such forward-looking statements.

Many factors could affect future financial results including, without limitation, acquisition and growth strategies; market risk; changes or adverse developments in economic, political or regulatory conditions; a continuation or worsening of the current disruption in credit and other markets, including the lack of or reduced access to, and the abnormal functioning of markets for mortgage and other asset-backed securities and for commercial paper and other short-term borrowings; the effect of competition and interest rates on net interest margin and net interest income; investment strategy and income growth; investment securities gains;
declines in the value of securities which may result in charges to earnings; changes in rates of deposit and loan growth; asset quality and the impact on assets from adverse changes in the economy and in credit and other markets and resulting effects on credit risk and asset values; balances of risk-sensitive assets to risk-
sensitive liabilities; salaries and employee benefits and other expenses; amortization of intangible assets;
goodwill impairment; capital and liquidity strategies; and other financial and business matters for future periods.

For a more complete discussion of certain risks and uncertainties affecting the Corporation, please see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and
Results of Operations” set forth in the Corporation’s filings with the Securities and Exchange Commission.

Forward-Looking Statement

Presentation Outline

Corporate Overview

Franchise and Markets

Capital and Liquidity

Loan Summary

Recent Trends

Financial Performance

Summary

Fulton Financial Profile

Mid-Atlantic regional financial holding company

A family of 10 community banks in 5 states

Fulton Financial Advisors

Fulton Mortgage Co.

267 community banking offices

Asset size:  $ 16.2 billion

3900 Team Members

Market capitalization:  $ 1 billion

Book value per common share:  $ 8.52

Tangible book value per common share:  $ 5.33

Shares outstanding: 175 million

Capital

With CPP

Without CPP

GAAP Capital

$1.86 billion

$1.48 billion

Total Risk-Based Capital

$1.85 billion

$1.48 billion

Ratios:

With CPP

Without CPP

Total Risk-Based Capital

14.25%

11.36%

Tier 1 Risk-Based Capital

11.46%

8.57%

Leverage Capital

9.57%

7.16%

Tangible Common Equity

5.97%

5.97%

Liquidity and Borrowing Capacity

Customer funding base: $ 10.6 billion

---------------------------------------------------------

Total available collateral and
borrowing capacity:           $ 3.3 billion

Fed Funds capacity:            $ 1.4 billion

Superior Customer Experience

Care, Listen, Understand and Deliver

Superior Customer Satisfaction

*Retail:

90% extremely/very satisfied

Commercial:

90% extremely/very satisfied

*Compared to national average of 63%

  Source: American Banker/Gallup Consumer Survey

- The Bank
- The Columbia Bank
- Delaware National Bank
- FNB Bank
- Fulton Bank
- Hagerstown Trust
- Lafayette Ambassador Bank
- The Peoples Bank of Elkton
- Skylands Community Bank
- Swineford National Bank

Pennsylvania
LYCOMING
COLUMBIA
MONTOUR
CENTRE
UNION
SNYDER
NORTHUMBERLAND
NORTHAMPTON
SCHUYLKILL
LEHIGH
DAUPHIN
BERKS
LEBANON
BUCKS
CUMBERLAND
LANCASTER
MONTGOMERY
CHESTER
YORK
DELAWARE
FRANKLIN
SUSSEX
WARREN
MORRIS
SOMERSET
HUNTERDON
MIDDLESEX
MERCER
MONMOUTH
New Jersey
BURLINGTON
OCEAN
CAMDEN
GLOUCESTER
SALEM
ATLANTIC
NEW CASTLE
WASHINGTON
Maryland
CECIL
FREDERICK
BALTIMORE
BALTIMORE CITY
HOWARD
MONTGOMERY
PRINCE GEORGES
FAIRFAX
KENT
SUSSEX
Delaware
Virginia
RICHMOND
NEWPORT NEWS
VIRGINIA BEACH
CHESAPEAKE

FULTON FINANCIAL
CORPORATION

A Valuable Geographic Franchise

*Source: SNL, Median HH Income, 2008 data

Serving PA’s Strongest Markets*

County

Rank

#

Branches

Projected Population

Change 2008-2013 (%)

Median HH

Income 2008 ($)

Projected HH

Income Change

2008-2013 (%)

Chester, PA

1

7

7.96

87,480

22.46

Montgomery, PA

2

3

2.34

79,875

22.45

Bucks, PA

3

5

3.78

79,610

22.28

Delaware, PA

4

1

0.70

66,587

17.73

Cumberland, PA

5

3

4.81

61,897

13.45

Northampton, PA

6

3

7.38

60,429

13.16

Lancaster, PA

8

27

4.08

59,151

12.98

Lehigh, PA

9

3

6.17

59,036

14.67

York, PA

10

15

7.74

58,782

12.58

Berks, PA

11

9

4.74

58,222

12.93

Average

4.97

67,107

16.47

Average of all

other (57)

0.80

44,312

15.54

FFC Affiliates in Affluent Markets*

*Source: SNL Financial, 2008

County

#

Branches

National

Ranking

Ranking in

State

Median HH

Ranking

Hunterdon, NJ

3

#3

#1

$109,245

Morris, NJ

6

#7

#2

$103,406

Somerset, NJ

7

#8

#3

$102,548

Howard, MD

9

#9

#1

$101,251

Montgomery, MD

3

#22

#2

$91,571

Unemployment Rates*

FFC  Counties

Unemployment

Rate (%)

State

Unemployment

Rate (%)

United States**

7.6

7.6

Delaware

6.2

5.9

Maryland

5.7

5.6

New Jersey

6.8

6.8

Pennsylvania

6.2

6.4

Virginia

5.3

5.2

*FFC Averages are an average of the unemployment
rates of the counties in which FFC has branches.

*Source: SNL & US Department of Labor

** State Data is as of December 2008, US Data is as of January 2009

US Home Price Index*

*Source: Freddie Mac, Q3 2008 Data

Metropolitan Statistical Area

Annual Change

Q3 2007 - Q3 2008

#  Branches

United States

-5.6

Average FFC Regions

-3.5

Harrisburg-Carlisle, PA

1.2

12

Lebanon, PA

1.0

9

York-Hanover, PA

0.2

15

Lancaster, PA

-0.6

27

Philadelphia, PA

-1.8

16

Reading, PA

-2.2

9

Allentown-Bethlehem-Easton, PA

-3.0

24

Wilmington, DE-MD-NJ

-3.2

14

Camden, NJ

-3.7

27

Trenton-Ewing, NJ

-4.3

5

Edison, NJ

-4.7

20

Baltimore-Towson, MD

-4.8

13

Newark-Union, NJ-PA

-6.1

10

Hagerstown-Martinsburg, MD-WV

-6.5

11

Washington-Arlington-Alexandria, DC-VA

-14.1

10

Loan Distribution by Affiliate

2008

% of

08 v. 07

%

Aver Bal

Total

Growth

Growth

(dollars in thousands)

Pennsylvania

6,195,000

$

53.4%

430,000

$

7%

New Jersey

2,379,000

20.5%

228,000

10%

Maryland

1,580,000

13.6%

37,000

2%

Virginia

1,107,000

9.5%

144,000

15%

Delaware

339,000

2.9%

26,000

8%

11,600,000

$

Residential Mortgage and HE  Loans

Total

% of

Balance

Total

Pennsylvania

1,383,000

$

51.9%

Maryland

457,000

17.1%

New Jersey

459,000

17.2%

Virginia

206,000

7.7%

Delaware

162,000

6.1%

2,667,000

$

(dollars in thousands)

Commercial Loans by Industry

Industry

%

Services

17.9

RE - Rental and Leasing

12.2

Construction

12.2

Manufacturing

12.2

Agriculture

9.2

Retail

8.8

Wholesale

8.1

Other

6.1

Health Care

6.0

Financial Services

3.1

Transportation

2.5

Arts and Entertainment

1.7

100.0

Commercial Loans by Geography

Total

% of

Balance

Total

Pennsylvania

2,354,000

$

64.7%

Maryland

415,000

11.4%

New Jersey

535,000

14.7%

Virginia

302,000

8.3%

Delaware

30,000

0.8%

3,636,000

$

(dollars in thousands)

Construction Loans

Total

% of

NPL

Specific

Balance

Total

Balance

Allocations

(dollars in thousands)

Pennsylvania

353,000

$

27.8%

6,380

$

1,570

$

Maryland

357,000

28.1%

30,660

13,590

New Jersey

237,000

18.7%

16,260

3,990

Virginia

304,000

24.0%

26,780

12,030

Delaware

18,000

1.4%

-

930

1,269,000

$

80,080

$

32,110

$

Commercial Real Estate Loans

Total

% of

NPL

Specific

Balance

Total

Balance

Allocations

(dollars in thousands)

Pennsylvania

2,045,000

$

50.9%

17,850

$

18,060

$

New Jersey

1,179,000

29.4%

17,450

5,790

Maryland

335,000

8.3%

2,110

1,580

Virginia

326,000

8.1%

3,330

1,300

Delaware

132,000

3.3%

1,000

450

4,017,000

$

41,740

$

27,180

$

Loan Delinquency (Key Sectors)

Category

Total (%)

12/31/07

90-Days

12/31/07

Total (%)

12/31/08

90-Days

12/31/08

Commercial
Loans

1.61

0.80

1.65

1.08

Consumer
Direct

0.85

0.26

1.20

0.45

Commercial
Mortgage

1.17

0.41

1.78

1.03

Residential
Mortgage

6.49

3.52

6.45

2.70

Construction

3.18

2.19

8.21

6.15

Total
Portfolio

1.96

0.98

2.72

1.62

49 relationships with commitments to lend

             of $20 million or more

Maximum individual commitment- $33
million

Maximum commitment land development-
$28 million

Average commercial lending relationship
size is $437,548

Loans and corresponding relationships are
within Fulton’s geographic market area

Summary of Larger Loans

Recent Trends

Strong Loan Growth

Growth in Net Interest Income

Accelerating Deposit Growth

Stable Net Interest Margin

Significant Increase in Mortgage
Refinancing Activity

Improved Efficiency

Increased Other Income

Expense Reductions

Financial Performance

2008 Financial Results

2008

2007

Net income (loss)

(5,620,000)

$

152,720,000

$

Cost of preferred stock

(463,000)

$

-

$

Net income (loss) available

   to common shareholders

(6,080,000)

$

152,720,000

$

Earnings per share

(0.03)

$

0.88

$

Return on tangible equity

9.29%

18.16%

Income Statement Summary

2008

2007

$

%

(dollars in thousands)

Net Interest Income

524,150

$

488,740

$

35,410

$

7%

Loan Loss Provision

(119,630)

(15,060)

(104,570)

694%

Other Income

155,390

146,280

9,110

6%

Credit Card Sale Gain

13,910

-

13,910

nm

Securities (Losses) Gains

(58,240)

1,740

(59,980)

nm

Goodwill Impairment

(90,000)

-

(90,000)

nm

Other Expenses

(406,630)

(405,450)

(1,180)

0%

Income Taxes

(24,570)

(63,530)

38,960

-61%

Net Income (Loss)

(5,620)

$

152,720

$

(158,340)

$

-104%

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First Merit Corporation

Peer Group

Net Interest Margin

3.68

3.67

3.35

3.25

3.50

3.75

4.00

4.25

4.50

4.75

94

95

96

97

98

99

00

01

02

03

04

05

06

07

08

FFC

Peer

Top 50

Comm'l Mtg
C & I
HE
Constr
Res Mtg
Consumer

FULTON FINANCIAL CORPORATION

Average Loan Growth

$0.0

$0.5

$1.0

$1.5

$2.0

$2.5

$3.0

$3.5

$4.0

Billions

2006

2007

2008

Nonint DDA
NOW
Sav/MMDA
Cust CDs
Broker CDs
Cash Mgt

FULTON FINANCIAL
CORPORATION

Average Deposit Growth

$0.0

$0.5

$1.0

$1.5

$2.0

$2.5

$3.0

$3.5

$4.0

$4.5

Billions

2006

2007

2008

1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

FULTON FINANCIAL
CORPORATION

Other Income

$0

$20

$40

$60

$80

$100

$120

$140

$160

Millions

Other Income                   (Year Ended December 31st)

2008

2007

$

%

(dollars in thousands)

Overdraft & NSF Fees

35,320

$

22,350

$

12,970

$

58%

Invt Mgt & Trust

32,730

38,670

(5,940)

-15%

Cash Mgt Fees

13,270

11,530

1,740

15%

Service Charges

13,040

12,620

420

3%

Mort. Sales Gains

10,330

14,290

(3,960)

-28%

Success Card Fees

9,800

8,720

1,080

12%

Other

40,900

38,100

2,800

7%

Total

155,390

$

146,280

$

9,110

$

6%

Efficiency Ratio

57.4

61.8

61.9

50.0

52.0

54.0

56.0

58.0

60.0

62.0

64.0

93

94

95

96

97

98

99

00

01

02

03

04

05

06

07

08

FFC

Peer

Top 50

Other Expense                  (Year Ended December 31st)

2008

2007

$

%

(dollars in thousands)

Salaries & Benefits

213,560

$

217,530

$

(3,970)

$

-2%

Occupancy & Equip.

55,570

53,860

1,710

3%

Operating Risk Loss

24,310

27,230

(2,920)

-11%

Data Proc. & Software

18,550

17,780

770

4%

Marketing

13,270

11,330

1,940

17%

Supplies & Postage

11,250

11,140

110

1%

Other Expenses

70,120

66,580

3,540

5%

Total

406,630

$

405,450

$

1,180

$

0%

Allowance for Credit Losses

2008

2007

(dollars in thousands)

Balance 1-1-08

112,210

$

106,880

$

Loan Loss Provision

119,630

15,060

Net Charge-Offs

(51,700)

(9,740)

Balance 12-31-08

180,140

$

112,200

$

Allowance to Loans

1.50%

1.00%

Nonperforming Assets to Assets

1.35%

0.76%

Net Charge-offs to Loans

0.45%

0.09%

Net Charge-Offs To Loans

0.00

0.10

0.20

0.30

0.40

0.50

0.60

0.70

0.80

0.90

1.00

91

92

93

94

95

96

97

98

99

00

01

02

03

04

05

06

07

08

FFC

Peer

Top 50

Securities Related  Charges

Auction Rate Securities - $20 million
contingent loss

Bank Stocks - $43 million other-than –
temporary impairment

Corporate Debt Securities - $21
million other-than-temporary
impairment

Investment Portfolio

ENDING

MODIFIED

BALANCE

DURATION

(in millions)

Agency mortgage-backed securities

1,120.5

$

4.38

Municipal bonds

513.3

4.15

Agency collateralized mortgage obligations

489.7

4.34

Auction rate securities

208.3

5.14

Corporate & trust preferred securities

152.0

9.98

U.S. Treasuries and agencies

87.8

2.28

FHLB & FRB stock

85.2

NA

Bank stocks

43.1

NA

Other investments

28.8

NA

Net unrealized loss

(3.9)

Total Investments

2,724.8

$

4.68

Status of the Corporation

Valuable geographic franchise

Positive market demographics

Strong capital

Deposit trends improving

Continued expense reduction

Positioned for economic rebound

Fulton Financial Corporation

One Penn Square

Lancaster, PA  17602

www.fult.com

39